UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2021

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2040 Main Street, Suite 225 Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of Existing Senior Convertible Promissory Notes

On January 25, 2021, Terra Tech Corp. (the “Company”) entered into Amendment No. 3 (the “June 2019 Note Amendment”) to the 7.5% Senior Convertible Promissory Note issued by the Company on June 11, 2019 (the “June 2019 Note”) and Amendment No. 1 (the “October 2019 Note Amendment”; together with the June 2019 Note Amendment, the “Note Amendments”) to the 7.5% Senior Convertible Promissory Note issued by the Company on October 21, 2019 (the “October 2019 Note”; together with the June 2019 Note, the “Old Notes”) with the accredited investor that holds the Old Notes (the “Lender”). The Note Amendments, among other things, (1) extends the maturity date of the June 2019 Note from January 26, 2021 to December 31, 2021 and (2) extends the maturity date of the October 2019 Note from April 21, 2021 to December 31, 2021. Except as modified by the Note Amendments, the terms of the Old Notes are unchanged. There is no material relationship between the Company or its affiliates and the Lender other than in respect of the transactions contemplated by the Note Amendments and the Old Notes. In connection with the Note Amendments, the Company issued to the Lender warrants to purchase 5,000,000 shares of the Company’s common stock (the “Old Note Warrants”) at an exercise price of $0.01 per share. The Old Note Warrants will be exercisable at any time before the close of business on June 25, 2026. The Old Note Warrants will contain cashless exercise provisions and, to the extent not previously exercised, will be automatically exercised via cashless exercise on June 25, 2026.

The foregoing descriptions of the June 2019 Note Amendment, the October 2019 Note Amendment and the Old Note Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the June 2019 Note Amendment, the October 2019 Note Amendment and the Old Note Warrants, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, hereto and are incorporated herein by reference.

Securities Purchase Agreement

On January 22, 2021, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Purchasers”), pursuant to which the Company agreed to sell to the Purchasers $3,500,000 in aggregate principal amount of the Company’s senior convertible promissory notes (the “Notes”) and warrants to purchase shares of the Company’s common stock (the “Warrants”), exercisable at any time before the close of business on June 25, 2026. The Warrants are comprised of 15,000,000 “A Warrants” with an exercise price of $0.01 per share and 15,000,000 “B Warrants” with an exercise price of $0.2284 per share. The closing of the purchase and sale of the Notes and Warrants is expected to occur on or about January 25, 2021.

The Notes, which are convertible into common stock at any time at the discretion of the respective Purchasers at a conversion price of $0.175 per share of common stock, will bear an interest rate of 3%. The Notes mature on or about July 24, 2022 unless accelerated due to an event of default. The Company has the right to prepay the Notes at any time upon 10 days’ prior notice to the Purchasers. If the Company elects to prepay the Notes, the Company must pay the respective Purchasers an amount in cash equal to the product of (i) the sum of the then-outstanding principal amount of the Notes and all accrued but unpaid interest, multiplied by (ii) (x) 110%, if the prepayment date is within 90 days of the original issue date, (y) 115%, if the prepayment date is between 91 days and 180 days following the original issue date or (z) 125%, if the prepayment date is after the 180th day following the original issue date.

The Purchasers of the Notes will not have the right to convert any portion of the Notes, to the extent that, after giving effect to such conversion, such Purchaser (together with certain related parties) would beneficially own in excess of 4.99% of the shares of our common stock outstanding immediately after giving effect to such conversion. A holder may from time to time increase this limit to 9.99%, provided that any such increase will not be effective until the 61st day after delivery of a notice to the Company of such increase.

The Company can demand that the Purchasers convert the Notes at any time, on five calendar days’ notice, that (i) the daily dollar volume-weighted average price for the Company’s common stock for the prior five consecutive trading days is $0.30 or more and (ii) (1) the shares underlying the Notes have been registered with the U.S. Securities and Exchange Commission (the “SEC”) or (2) there is a fundamental transaction that has been announced by the Company.

The Warrants contain cashless exercise provisions and, to the extent not previously exercised, will be automatically exercised via cashless exercise on or about June 25, 2026.

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The Notes contain standard and customary terms concerning events of default. Events of default include, among other things, any failure to make payments when due, failure to observe or perform material covenants or agreements contained in the Notes, a material default under the Securities Purchase Agreement or related transaction documents or any other material contract to which the Company or any of its subsidiaries is a party, the breach of any representation or warranty in the Notes or the Securities Purchase Agreement, the bankruptcy or insolvency of the Company or any of its subsidiaries, the Company’s common stock not being eligible for listing or quotation on a trading market and not eligible to resume listing or quotation for trading within 5 trading days, the Company’s failure to meet the current public information requirements under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), the Company’s failure to file required reports with the SEC, and the Company’s failure to maintain sufficient reserved shares for issuance upon conversion of the Notes and exercise of the Warrants. If any event of default occurs, subject to any cure period, the full principal amount, together with interest (including default interest of 18% per annum) and other amounts owing in respect thereof through the date of acceleration shall become, at the Purchaser’s election, immediately due and payable in cash.

If the Company fails to timely deliver to the Purchasers shares of common stock issuable upon conversion of the Notes, the Company will be required to pay to the Purchasers, in cash, liquidated damages in the amount of $1,000 per trading day for each trading day that delivery of such shares is delayed.

The Notes, Warrants, and shares of common stock issuable upon conversion of the Notes and upon exercise of the Warrants (the “Underlying Securities”), have not been registered under the Securities Act and were issued and sold to accredited investors in reliance upon the exemption from registration contained in Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act. The Notes, the Warrants, and the Underlying Securities may not be offered or sold in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

Lock-Up Agreement

Pursuant to the Securities Purchase Agreement, the Company and the Investors entered into a one-year Lock-Up Agreement (the “Lock-Up Agreement”), dated January 25, 2021. Under the Lock-Up Agreement, the Purchasers agreed, subject to the certain limited exceptions, not to sell or otherwise transfer the Notes, the Warrants, and the shares of common stock issuable pursuant to conversion of the Notes and the exercise of the Warrants. The restrictions contained in the Lock-Up Agreement are removed if the closing price of Company’s common stock is at or above $0.30 for ten consecutive trading days with minimum volume of at least $250,000. The Lock-Up restrictions are reinstated in the event the Company’s common stock closes below $0.30 for three consecutive trading days.

In addition, beginning on January 25, 2022, the Purchasers have agreed not to pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell or otherwise dispose of, directly or indirectly, on any trading day, shares of the Company’s common stock in excess of 10% of the average trading volume of during the preceding five trading days.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lock-Up Agreement, which is filed as Exhibit 10.6 hereto and is incorporated herein by reference.

Registration Rights Agreement

On January 25, 2021, in connection with the Purchase Agreement, the Company entered into a Registration Rights Agreements (the “Registration Rights Agreement”) with the Purchasers. Under the terms of the Registration Rights Agreement, the Company has agreed to file a resale registration statement with the SEC and to use commercially reasonable best efforts to cause such registration statement to be declared effective within certain time frames.

The foregoing descriptions of the Securities Purchase Agreement, the Notes, the Warrants, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, the Form of Note, the Form of A Warrant, the Form of B Warrant, and the Registration Rights Agreement, which are filed as Exhibits 10.1, 4.4, 4.5, 4.6, and 10.2, respectively, hereto and are incorporated herein by reference.

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Series A Preferred Stock Purchase Agreement

On January 22, 2021, the Company entered into a Series A Preferred Stock Purchase Agreement (the “Series A Purchase Agreement”) with Michael A. Nahass, pursuant to which the Company agreed to purchase from Mr. Nahass the four shares of the Company’s Series A Preferred Stock (the “Purchased Stock”) held by Mr. Nahass for an aggregate purchase price of $3,100,000, of which (i) $1,000,000 will be paid in cash, (ii) $1,050,000 will be paid in the form of an unsecured promissory note bearing interest at the rate of 3% and maturing on or about July 25, 2021 (the “6-month Note”), and (iii) $1,050,000 will be paid in the form of an unsecured promissory note bearing interest at the rate of 3% and maturing on or about January 25, 2022 (the “12-month Note”). The closing of the transactions contemplated by the Series A Purchase Agreement will occur immediately upon the Company’s closing of a private placement in the amount of not less than $3,500,000, which is expected to occur on or about January 25, 2021 upon the closing of the transactions contemplated by the Securities Purchase Agreement.

The foregoing descriptions of the Series A Purchase Agreement, the 6-month Note and the 12-month Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Series A Purchase Agreement, the 6-month Note and the 12-month Note, which are filed as Exhibits 10.3, 4.7, and 4.8, respectively, hereto and are incorporated herein by reference.

Resignation Agreements

On January 22, 2021, the Company entered into a Resignation and Release Agreement with Michael A. Nahass (the “Nahass Resignation Agreement”), pursuant to which Mr. Nahass agreed to resign from his positions as a director, executive officer and employee of the Company effective immediately upon the Company’s closing of a private placement in the amount of not less than $3,500,000, which is expected to occur on or about January 25, 2021 upon the closing of the transactions contemplated by the Securities Purchase Agreement. In addition, the Company extended the time within which vested common stock options held by Mr. Nahass may be exercised to 150 days after the date of resignation.

On January 22, 2021, the Company entered into a Resignation and Release Agreement with Derek Peterson (the “Peterson Resignation Agreement” and, together with the Nahass Resignation Agreement, the “Resignation Agreements”), pursuant to which Mr. Peterson agreed to resign from his positions as a director, executive officer and employee of the Company effective immediately upon the Company’s closing of a private placement in the amount of not less than $3,500,000, which is expected to occur on or about January 25, 2021 upon the closing of the transactions contemplated by the Securities Purchase Agreement. In addition, the Company extended the time within which vested common stock options held by Mr. Peterson may be exercised to 150 days after the date of resignation.

Mr. Peterson agreed to the cancellation of his Series A Preferred Stock though conversion into 16,485,714 shares of common stock and, in consideration of the conversion, was issued 4,945,055 warrants to purchase common stock, expiring in June 2026, with an exercise price of $0.01 per share, which are subject to a one-year lockup with registration rights, similar to the “A Warrants” described above. Immediately prior to the conversion of his Series A Preferred Stock, the Company intends to file an amendment to the Series A Preferred Stock certificate of designation.

The foregoing descriptions of the Resignation Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Resignation Agreements, which are filed as Exhibits 10.4 and 10.5 hereto and are incorporated herein by reference. The description of the warrants, lock-up agreement, and registration rights agreement described in the second paragraph above do not purport to be complete and are qualified in their entirety by reference to the full text such agreements, which will be filed as exhibits to a future periodic report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 3.03.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2021, Mr. Nahass and Mr. Peterson agreed to resign as directors and employees of the Company effective immediately upon the Company’s closing of a private placement in the amount of not less than $3,500,000, which is expected to occur on or about January 25, 2021 upon the closing of the transactions contemplated by the Securities Purchase Agreement. Such resignations were not due to a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

The information disclosed under the headings Resignation Agreements of Item 1.01 of this Report is incorporated by reference into this Item 5.02 in its entirety.

Item 8.01 Other Events.

Press Release

On January 25, 2021, the Company issued a press release announcing, among other things, the matters set forth above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Legal Matters

On January 6, 2021, a putative, nationwide class action for violations of the Telephone Consumer Protection Act (the “TCPA”), captioned as Stanley, et al. v Terra Tech Corp., et al., Civil Action No. 8:21-cv00022, was filed against Terra Tech and MediFarm LLC (the “Defendants”) in the United States District Court for the Central District of California (the “TCPA Action”). In the TCPA Action, Plaintiffs allege that Defendants violated the TCPA by sending text messages to them and other persons without consent. Plaintiffs seek, on behalf of themselves and other purportedly similarly situated-persons, an unspecified amount of actual and statutory damages for each alleged violation, declaratory and injunctive relief, and attorneys’ fees and costs. Although the TCPA Action is at its inception and there can be no assurance as to the ultimate disposition of the TCPA Action, Defendants intend to vigorously defend themselves and oppose class treatment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Amendment No. 3 to 7.5% Senior Convertible Promissory Note.
4.2	Form of Amendment No. 1 to 7.5% Senior Convertible Promissory Note.
4.3	Form of Common Stock Purchase Warrant.
4.4	Form of 3.0% Senior Convertible Promissory Note.
4.5	Form of Common Stock Purchase Warrant (“A Warrant”).
4.6	Form of Common Stock Purchase Warrant (“B Warrant”).
4.7	Form of Straight Promissory Note (“6-Month Note”).
4.8	Form of Straight Promissory Note (“12-Month Note”).
10.1	Securities Purchase Agreement, dated January 22, 2021.
10.2	Form of Registration Rights Agreement.
10.3	Form of Series A Preferred Stock Purchase Agreement.
10.4	Form of Resignation and Release Agreement.
10.5	Form of Resignation and Release Agreement.
10.6	Form of Lock-Up Agreement.
99.1	Press Release, dated January 25, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Dated: January 25, 2021
	By:	/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer

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